Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Six Months Ended June 30, 2024

                                  Second Quarter 2024 Highlights

●	Revenue of $339.2 million, an increase of $18.1 million, or 5.6%, from the first quarter of 2024
●	Average day rate increased to $21,130 per day, $1,567 higher than the first quarter of 2024
●	Composite leading edge term contract average day rate of $28,754
o	> 900m2 PSV - leading edge term contract average day rate improved 8% to $35,172
o	700 - 900m2 PSV - leading edge term contract average day rate improved 9% to $28,026
o	> 16K BHP AHTS - leading edge term contract average day rate improved 13% to $48,615
o	8 - 12K BHP AHTS - leading edge term contract average day rate improved 8% to $25,175
●	Net income of $50.4 million, an increase of $3.3 million from the first quarter of 2024
●	Adjusted EBITDA of $139.7 million, an increase of $0.8 million from the first quarter of 2024
●	Net cash provided by operating activities of $78.6 million, an increase of $23.9 million from the first quarter of 2024
●	Free cash flow of $87.6 million, an increase of $18.2 million from the first quarter of 2024

                              Share Repurchases and 2024 Guidance

●	Repurchased 176,555 shares from May 2, 2024 through the end of the second quarter through the repurchase of $16.9 million of shares at an average price of $95.66 per share
●	Board approves additional share repurchase authorization of $13.9 million, for a total current outstanding authorized capacity of $47.7 million, the maximum permissible amount under existing debt agreements
●	Updated 2024 revenue guidance to $1.39 to $1.41 billion and 2024 gross margin guidance of 51%

HOUSTON, August 6, 2024 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2024 of $339.2 million and $660.4 million, respectively, compared with $215.0 million and $408.1 million, respectively, for the three and six months ended June 30, 2023. Tidewater's net income for the three and six months ended June 30, 2024, was $50.4 million ($0.94 per common share) and $97.4 million ($1.83 per common share), respectively, compared with net income of $22.6 million ($0.43 per common share) and $33.3 million ($0.64 per common share), respectively, for the three and six months ended June 30, 2023.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Second quarter revenue came in nicely above our expectations driven by continued strength in global day rates. Our consolidated global average day rate expanded materially during the quarter, with the average day rate increasing nearly $1,600 per day sequentially, the second largest sequential increase in day rate since the offshore vessel recovery began in early 2022. The improvement in day rates was broad-based with each vessel class and each segment posting day rate improvement sequentially. We saw particular strength in our large and mid-sized AHTS vessels, with significant day rate increases on both a term contract and spot basis, which is indicative of the strength of drilling activity during the seasonably favorable second quarter and of the preparation for additional drilling projects as we progress towards the end of the year.

“Chartering activity for our PSVs and AHTS vessels continued to improve, with notable term contract day rate progression in our Europe and Mediterranean and Asia Pacific segments as preparation for activity towards the end of the year and 2025 continues to firm up amid tight vessel supply. The composite leading edge term contract average day rate this quarter declined approximately 6% sequentially as we had several of our smallest vessels come off of long-term contracts early in the Middle East. We were able to immediately re-contract these vessels and the new day rates were on average 29% higher than the previous contracts, but nonetheless the low day rate nature of this market and vessel size brought down the composite quarterly average.

“Revenue in the second quarter came in at $339.2 million with a gross margin of 47.7%. On a global basis, revenue, gross margin and day rate were all up from the previous quarter; both absolute gross margin dollars and day rate marked a new record for Tidewater and we generated the highest gross margin percentage in fifteen years. Utilization declined modestly as drydock days increased sequentially due to more vessels undergoing drydocks during the quarter. We anticipate that drydock days in the third quarter should decline modestly from the second quarter and drop meaningfully in the fourth quarter as we finish off our peak drydock year in the typical five year drydock cycle.

“We generated $87.6 million of free cash flow during the second quarter, a nice increase from the first quarter and a demonstration of the free cash flow generation capability of the fleet. We were active in repurchasing shares during the second quarter and we currently retain the unused capacity under the previously announced share repurchase authorization. In addition, we are pleased to announce the Board has authorized an additional $13.9 million of share repurchase capacity, for a total outstanding share repurchase capacity of $47.7 million. The outstanding authorization represents the maximum permissible amount of share repurchases under our existing debt agreements. Since the inception of the share repurchase program in the fourth quarter of 2023, we have repurchased approximately $67.9 million of outstanding shares. We believe that the pace of our return of capital program to-date is sustainable on a long-term basis given the outlook for the business and the structural supply and demand factors supporting the offshore supply vessel industry.

“We anticipate strength in the various elements of demand for our vessels to continue to build throughout the year, though we do anticipate several drilling campaigns to begin later during the third quarter and early into the fourth quarter than originally anticipated, and in addition we expect an increase in drydock days from what was previously anticipated for the third quarter. As such, we update our full-year revenue guidance to $1.39 to $1.41 billion and gross margin guidance of 51%.We remain optimistic about the outlook for 2025, as the observable supply and demand factors driving the offshore vessel industry remain highly constructive, which should allow us to maintain the pace of day rate increases that we have achieved over the past year, combined with a substantial increase in available vessel days as the heaviest drydock schedule in 2024 rolls into the lightest drydock schedule in 2025, naturally lifting vessel utilization.”

In addition to the number of outstanding shares, as of June 30, 2024, the Company also has the following in-the-money warrants.

Common shares outstanding	52,487,862
New Creditor Warrants (strike price $0.001 per common share)	76,175
GulfMark Creditor Warrants (strike price $0.01 per common share)	81,179
Total	52,645,216

Tidewater will hold a conference call to discuss results for the three months ending June 30, 2024 on August 7, 2024, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 1488572 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on August 7, 2024. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at June 30, 2024 and December 31, 2023; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and six months ended June 30, 2024 and 2023; and the Consolidated Statements of Cash Flows for the six months ended June 30, 2024 and 2023. Extracts are drawn from the June 30, 2024 unaudited quarterly and year to date financial statements and the December 31, 2023 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenues:
Vessel revenues	$337,003	$210,323	$655,689	$401,503
Other operating revenues	2,227	4,638	4,705	6,562
Total revenues	339,230	214,961	660,394	408,065
Costs and expenses:
Vessel operating costs	176,513	118,264	344,069	233,723
Costs of other operating revenues	816	373	1,966	1,524
General and administrative	26,329	26,013	51,658	49,558
Depreciation and amortization	59,445	32,768	115,715	63,434
Gain on asset dispositions, net	(2,000)	(1,404)	(13,039)	(3,620)
Total costs and expenses	261,103	176,014	500,369	344,619
Operating income	78,127	38,947	160,025	63,446
Other income (expense):
Foreign exchange loss	(2,376)	(3,819)	(6,461)	(1,471)
Equity in net earnings of unconsolidated companies	5	25	—	25
Interest income and other, net	1,175	2,790	2,658	2,920
Interest and other debt costs, net	(19,127)	(4,731)	(38,603)	(8,921)
Total other expense	(20,323)	(5,735)	(42,406)	(7,447)
Income before income taxes	57,804	33,212	117,619	55,999
Income tax expense	7,887	11,284	20,957	23,255
Net income	49,917	21,928	96,662	32,744
Less: Net loss attributable to noncontrolling interests	(437)	(656)	(718)	(578)
Net income attributable to Tidewater Inc.	$50,354	$22,584	$97,380	$33,322
Basic income per common share	$0.96	$0.44	$1.85	$0.66
Diluted income per common share	$0.94	$0.43	$1.83	$0.64
Weighted average common shares outstanding	52,684	50,857	52,502	50,731
Dilutive effect of warrants, restricted stock units and stock options	663	1,148	640	1,260
Adjusted weighted average common shares	53,347	52,005	53,142	51,991

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$315,897	$274,437
Restricted cash	3,527	1,241
Trade and other receivables, net of allowance for credit losses of $3,350 and $15,914 at June 30, 2024 and December 31, 2023, respectively	280,498	268,352
Marine operating supplies	26,908	31,933
Prepaid expenses and other current assets	20,115	15,172
Total current assets	646,945	591,135
Net properties and equipment	1,253,583	1,315,122
Deferred drydocking and survey costs	148,657	106,698
Indemnification assets	10,920	17,370
Other assets	29,643	32,449
Total assets	$2,089,748	$2,062,774

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$60,740	$44,931
Accrued expenses	133,149	125,590
Current portion of long-term debt	102,993	103,077
Other current liabilities	43,342	55,133
Total current liabilities	340,224	328,731
Long-term debt	607,998	631,361
Other liabilities	62,539	64,985

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 52,487,862 and 52,259,303 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	52	52
Additional paid-in-capital	1,649,523	1,671,759
Accumulated deficit	(573,390)	(637,838)
Accumulated other comprehensive loss	5,062	5,266
Total stockholders' equity	1,081,247	1,039,239
Noncontrolling interests	(2,260)	(1,542)
Total equity	1,078,987	1,037,697
Total liabilities and equity	$2,089,748	$2,062,774

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income	$49,917	$21,928	$96,662	$32,744
Other comprehensive income (loss):
Unrealized gain (loss) on note receivable	73	(184)	153	(316)
Change in liability of pension plans	(220)	(3,504)	(357)	(3,694)
Total comprehensive income	$49,770	$18,240	$96,458	$28,734

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Six Months	Six Months
	Ended	Ended
	June 30, 2024	June 30, 2023
Operating activities:
Net income	$96,662	$32,744
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	78,191	42,144
Amortization of deferred drydocking and survey costs	37,524	21,290
Amortization of debt premiums and discounts	3,593	842
Amortization of below market contracts	(2,856)	—
Provision for deferred income taxes	32	34
Gain on asset dispositions, net	(13,039)	(3,620)
Gain on pension settlement	—	(1,807)
Stock-based compensation expense	6,226	4,751
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(12,146)	(37,919)
Accounts payable	15,809	30,876
Accrued expenses	10,648	(13,544)
Deferred drydocking and survey costs	(80,101)	(52,691)
Other, net	(7,133)	(565)
Net cash provided by operating activities	133,410	22,535
Cash flows from investing activities:
Proceeds from asset dispositions	14,817	8,659
Proceeds from sale of notes	702	—
Additions to properties and equipment	(17,334)	(17,500)
Net cash used in investing activities	(1,815)	(8,841)
Cash flows from financing activities:
Proceeds from issuance of shares	2	—
Principal payments on long-term debt	(26,507)	—
Purchase of common stock	(32,898)	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)
Debt issuance costs	(193)	—
Share based awards reacquired to pay taxes	(28,463)	(5,521)
Net cash used in financing activities	(88,059)	(6,948)
Net change in cash, cash equivalents and restricted cash	43,536	6,746
Cash, cash equivalents and restricted cash at beginning of period	277,965	167,977
Cash, cash equivalents and restricted cash at end of period	$321,501	$174,723

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$30,546	$7,846
Income taxes	$33,084	$27,201
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$12,171
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$—	$12,171

Note:  Cash, cash equivalents and restricted cash at June 30, 2024 includes $2.1 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at March 31, 2024	$53	$1,646,061	$(594,347)	$5,209	$(1,823)	$1,055,153
Total comprehensive income (loss)	—	—	50,354	(147)	(437)	49,770
Issuance of common stock	—	2	—	—	—	2
Repurchase and retirement of common stock	(1)	—	(29,397)	—	—	(29,398)
Amortization of share-based awards	—	3,460	—	—	—	3,460
Balance at June 30, 2024	$52	$1,649,523	$(573,390)	$5,062	$(2,260)	$1,078,987

Balance at March 31, 2023	$51	$1,553,919	$(688,911)	$8,254	$100	$873,413
Total comprehensive income (loss)	—	—	22,584	(3,688)	(656)	18,240
Amortization of share-based awards	—	874	—	—	—	874
Balance at June 30, 2023	$51	$1,554,793	$(666,327)	$4,566	$(556)	$892,527

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697
Total comprehensive income (loss)	—	—	97,380	(204)	(718)	96,458
Issuance of common stock	1	1	—	—	—	2
Repurchase and retirement of common stock	(1)	—	(32,932)	—	—	(32,933)
Amortization of share-based awards	—	(22,237)	—	—	—	(22,237)
Balance at June 30, 2024	$52	$1,649,523	$(573,390)	$5,062	$(2,260)	$1,078,987

Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	33,322	(4,010)	(578)	28,734
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	(770)	—	—	—	(770)
Balance at June 30, 2023	$51	$1,554,793	$(666,327)	$4,566	$(556)	$892,527

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
Vessel revenues:
Americas	$73,142	22%	$50,376	24%	$137,083	21%	$98,063	24%
Asia Pacific	55,221	16%	22,585	11%	103,002	16%	44,609	11%
Middle East	36,536	11%	31,856	15%	74,468	11%	62,618	16%
Europe/Mediterranean	83,266	25%	39,295	19%	163,647	25%	70,545	18%
West Africa	88,838	26%	66,211	31%	177,489	27%	125,668	31%
Total vessel revenues	$337,003	100%	$210,323	100%	$655,689	100%	$401,503	100%
Vessel operating costs:
Crew costs	$106,231	31%	$68,007	32%	$208,583	32%	$134,650	34%
Repair and maintenance	24,743	7%	16,834	8%	46,091	7%	33,486	8%
Insurance	2,625	1%	2,168	1%	5,205	1%	4,173	1%
Fuel, lube and supplies	15,562	5%	13,958	7%	32,880	5%	27,513	7%
Other	27,352	8%	17,297	8%	51,310	7%	33,901	8%
Total vessel operating costs	176,513	52%	118,264	56%	344,069	52%	233,723	58%
Vessel operating margin (A)	$160,490	48%	$92,059	44%	$311,620	48%	$167,780	42%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Six Months Ended
	June 30, 2024		June 30, 2023		June 30, 2024		June 30, 2023
Vessel operating profit:
Americas	$20,148	6%	$6,245	3%	$30,274	5%	$14,207	3%
Asia Pacific	16,931	5%	7,026	3%	31,778	5%	12,594	3%
Middle East	(1,842)	(1)%	(1,657)	(1)%	(313)	(0)%	(2,001)	(0)%
Europe/Mediterranean	15,129	4%	8,307	4%	29,886	4%	10,343	3%
West Africa	37,739	11%	25,474	12%	78,749	12%	42,695	10%
Other operating profit	1,411	1%	4,265	2%	2,739	0%	5,038	1%
	89,516	26%	49,660	23%	173,113	26%	82,876	20%

Corporate expenses (A)	(13,389)	(4)%	(12,117)	(6)%	(26,127)	(4)%	(23,050)	(5)%
Gain on asset dispositions, net	2,000	1%	1,404	1%	13,039	2%	3,620	1%
Operating income	$78,127	23%	$38,947	18%	$160,025	24%	$63,446	16%

Note (A):  General and administrative expenses for the three and six months ended June 30, 2024 include stock-based compensation of $3.4 million and $6.2 million, respectively. General and administrative expenses for the three months and six months ended June 30, 2023 include stock-based compensation of $2.7 million and $4.8 million, respectively. In addition, vessel operating and general and administrative costs for the three and six months ended June 30, 2024, include nil and $0.7 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three months and six months ended June 30, 2023, include $1.3 million and $2.7 million in one-time acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Revenues:
Vessel revenues	$337,003	$318,686	$300,515	$296,975	$210,323
Other operating revenues	2,227	2,478	2,143	2,287	4,638
Total revenues	339,230	321,164	302,658	299,262	214,961
Costs and expenses:
Vessel operating costs (A)	176,513	167,556	158,553	164,239	118,264
Costs of other operating revenue	816	1,150	1,337	1,481	373
General and administrative (A)	26,329	25,329	24,724	21,001	26,013
Depreciation and amortization	59,445	56,270	59,167	57,730	32,768
Gain on asset dispositions, net	(2,000)	(11,039)	(4,218)	(863)	(1,404)
Total operating costs and expenses	261,103	239,266	239,563	243,588	176,014
Operating income	78,127	81,898	63,095	55,674	38,947
Other income (expense):
Foreign exchange gain (loss)	(2,376)	(4,085)	2,250	(2,149)	(3,819)
Equity in net earnings (losses) of unconsolidated companies	5	(5)	10	4	25
Interest income and other, net	1,175	1,483	3,029	568	2,790
Interest and other debt costs, net	(19,127)	(19,476)	(20,263)	(19,288)	(4,731)
Total other expense	(20,323)	(22,083)	(14,974)	(20,865)	(5,735)
Income before income taxes	57,804	59,815	48,121	34,809	33,212
Income tax expense	7,887	13,070	10,793	9,260	11,284
Net income	49,917	46,745	37,328	25,549	21,928
Net loss attributable to noncontrolling interests	(437)	(281)	(336)	(650)	(656)
Net income attributable to Tidewater Inc.	$50,354	$47,026	$37,664	$26,199	$22,584
Basic income per common share	$0.96	$0.90	$0.72	$0.50	$0.44
Diluted income per common share	$0.94	$0.89	$0.70	$0.49	$0.43
Weighted average common shares outstanding	52,684	52,320	52,648	52,230	50,857
Dilutive effect of warrants, restricted stock units and stock options	663	580	1,351	1,380	1,148
Adjusted weighted average common shares	53,347	52,900	53,999	53,610	52,005

Vessel operating margin	$160,490	$151,130	$141,962	$132,736	$92,059

Note (A): Acquisition, restructuring and integration related costs	$—	$709	$2,177	$6,079	$1,242

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
ASSETS
Current assets:
Cash and cash equivalents	$315,897	$280,853	$274,437	$275,070	$171,261
Restricted cash	3,527	6,474	1,241	4,973	1,242
Trade and other receivables, net	280,498	285,968	268,352	250,671	195,906
Marine operating supplies	26,908	24,767	31,933	27,489	22,495
Assets held for sale	—	—	—	565	630
Prepaid expenses and other current assets	20,115	17,447	15,172	16,598	18,958
Total current assets	646,945	615,509	591,135	575,366	410,492
Net properties and equipment	1,253,583	1,286,618	1,315,122	1,348,001	784,873
Deferred drydocking and survey costs	148,657	128,639	106,698	99,215	92,481
Indemnification assets	10,920	16,642	17,370	18,648	22,678
Other assets	29,643	30,408	32,449	30,325	33,640
Total assets	$2,089,748	$2,077,816	$2,062,774	$2,071,555	$1,344,164

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$60,740	$51,774	$44,931	$57,183	$69,822
Accrued expenses	133,149	132,190	125,590	119,631	91,875
Current portion of long-term debt	102,993	103,009	103,077	102,369	2,441
Other current liabilities	43,342	52,164	55,133	53,301	42,305
Total current liabilities	340,224	339,137	328,731	332,484	206,443
Long-term debt	607,998	620,329	631,361	641,301	179,573
Other liabilities	62,539	63,197	64,985	66,246	65,621

Equity:
Common stock	52	53	52	53	51
Additional paid-in-capital	1,649,523	1,646,061	1,671,759	1,668,392	1,554,793
Accumulated deficit	(573,390)	(594,347)	(637,838)	(640,128)	(666,327)
Accumulated other comprehensive income	5,062	5,209	5,266	4,413	4,566
Total stockholders' equity	1,081,247	1,056,976	1,039,239	1,032,730	893,083
Noncontrolling interests	(2,260)	(1,823)	(1,542)	(1,206)	(556)
Total equity	1,078,987	1,055,153	1,037,697	1,031,524	892,527
Total liabilities and equity	$2,089,748	$2,077,816	$2,062,774	$2,071,555	$1,344,164

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Operating activities:
Net income	$49,917	$46,745	$37,328	$25,549	$21,928
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	39,380	38,811	42,788	43,845	21,096
Amortization of deferred drydocking and survey costs	20,065	17,459	16,379	13,885	11,672
Amortization of debt premiums and discounts	1,779	1,814	1,975	1,802	422
Amortization of below market contracts	(1,650)	(1,206)	(1,894)	(1,906)	—
Provision (benefit) for deferred income taxes	(41)	73	23	35	(1)
Gain on asset dispositions, net	(2,000)	(11,039)	(4,218)	(863)	(1,404)
Gain on pension settlement	—	—	(506)	—	(1,807)
Stock-based compensation expense	3,460	2,766	3,508	2,496	2,648
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	5,470	(17,616)	(17,072)	(54,765)	(12,186)
Accounts payable	8,966	6,843	(12,252)	(12,639)	5,047
Accrued expenses	4,048	6,600	5,841	27,775	(15,374)
Deferred drydocking and survey costs	(40,083)	(40,018)	(24,069)	(20,618)	(21,366)
Other, net	(10,666)	3,533	(600)	10,343	(934)
Net cash provided by operating activities	78,645	54,765	47,231	34,939	9,741
Cash flows from investing activities:
Proceeds from asset dispositions	2,354	12,463	5,902	945	2,943
Proceeds from sale of notes	702	—	—	—	—
Acquisitions, net of cash acquired	—	—	—	(594,191)	—
Additions to properties and equipment	(6,392)	(10,942)	(8,386)	(5,702)	(8,849)
Net cash provided by (used in) investing activities	(3,336)	1,521	(2,484)	(598,948)	(5,906)
Cash flows from financing activities:
Exercise of warrants	—	—	—	111,483	—
Proceeds from issuance of shares	2	—	—	—	—
Issuance of long-term debt	—	—	—	575,000	—
Principal payments on long-term debt	(14,007)	(12,500)	(13,677)	—	—
Purchase of common stock	(29,397)	(3,501)	(35,025)	—	—
Debt issuance costs	(58)	(135)	—	(14,758)	—
Share based awards reacquired to pay taxes	(1)	(28,462)	(141)	(378)	(1,774)
Net cash provided by (used in) financing activities	(43,461)	(44,598)	(48,843)	671,347	(1,774)
Net change in cash, cash equivalents and restricted cash	31,848	11,688	(4,096)	107,338	2,061
Cash, cash equivalents and restricted cash at beginning of period	289,653	277,965	282,061	174,723	172,662
Cash, cash equivalents and restricted cash at end of period	$321,501	$289,653	$277,965	$282,061	$174,723

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$14,925	$15,621	$18,186	$606	$7,748
Income taxes	$17,481	$15,603	$7,295	$9,384	$10,144
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$—	$2,067	$27	$12,171
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$—	$3,037	$27	$12,171

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$31,400	$29,924	$28,714	$29,270	$20,316
PSV < 900	28,010	24,531	28,143	28,886	19,134
AHTS > 16K	7,228	2,036	4,034	3,584	3,425
AHTS 8 - 16K	2,002	2,476	2,316	2,064	2,807
AHTS 4 - 8K	219	945	1,428	1,570	1,480
Other	4,283	4,029	3,790	5,343	3,214
Total	73,142	63,941	68,425	70,717	50,376
Asia Pacific fleet:
PSV > 900	21,578	23,210	19,485	20,159	9,648
PSV < 900	14,402	11,830	8,679	8,292	5,811
AHTS > 16K	7,815	4,555	3,759	3,271	2,065
AHTS 8 - 16K	7,874	4,507	4,706	5,287	5,001
AHTS 4 - 8K	1,269	1,576	1,601	1,582	8
Other	2,283	2,103	402	403	52
Total	55,221	47,781	38,632	38,994	22,585
Middle East fleet:
PSV > 900	1,359	1,365	1,378	1,088	1,211
PSV < 900	19,963	21,017	19,215	17,790	16,812
AHTS > 16K	(3)	287	1,178	1,196	1,217
AHTS 8 - 16K	3,163	2,397	3,094	3,420	4,276
AHTS 4 - 8K	12,054	12,866	13,207	11,191	8,340
Total	36,536	37,932	38,072	34,685	31,856
Europe/Mediterranean fleet:
PSV > 900	64,875	61,827	61,559	59,872	27,602
PSV < 900	13,290	14,126	15,356	14,039	9,195
AHTS > 16K	4,057	3,346	2,437	3,617	2,228
Other	1,044	1,082	1,391	1,401	270
Total	83,266	80,381	80,743	78,929	39,295
West Africa fleet:
PSV > 900	20,044	21,743	15,478	17,566	11,550
PSV < 900	32,601	31,812	31,893	26,396	25,419
AHTS > 16K	8,065	8,048	6,994	7,138	9,129
AHTS 8 - 16K	18,466	16,316	11,219	11,917	9,870
AHTS 4 - 8K	2,827	2,370	2,126	2,745	3,496
Other	6,835	8,362	6,933	7,888	6,747
Total	88,838	88,651	74,643	73,650	66,211
Worldwide fleet:
PSV > 900	139,256	138,069	126,614	127,955	70,327
PSV < 900	108,266	103,316	103,286	95,403	76,371
AHTS > 16K	27,162	18,272	18,402	18,806	18,064
AHTS 8 - 16K	31,505	25,696	21,335	22,688	21,954
AHTS 4 - 8K	16,369	17,757	18,362	17,088	13,324
Other	14,445	15,576	12,516	15,035	10,283
Total	$337,003	$318,686	$300,515	$296,975	$210,323

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	11	11	12	12	10
PSV < 900	17	18	18	18	15
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	2	2	2	2	2
AHTS 4 - 8K	2	2	2	2	2
Other	1	1	2	2	2
Total	35	36	38	38	33
Stacked vessels	—	(1)	(1)	(1)	(1)
Active vessels	35	35	37	37	32
Asia Pacific fleet:
PSV > 900	9	8	8	8	6
PSV < 900	5	5	5	4	2
AHTS > 16K	3	3	2	2	2
AHTS 8 - 16K	3	3	3	3	3
AHTS 4 - 8K	1	1	1	1	1
Other	1	1	—	—	—
Total	22	21	19	18	14
Stacked vessels	—	—	—	—	—
Active vessels	22	21	19	18	14
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS > 16K	—	—	1	1	1
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	17	18	18	17
Total	43	43	45	45	44
Stacked vessels	—	—	—	—	—
Active vessels	43	43	45	45	44
Europe/Mediterranean fleet:
PSV > 900	39	40	39	38	18
PSV < 900	9	9	10	10	7
AHTS > 16K	2	2	2	2	1
Total	50	51	51	50	26
Stacked vessels	—	—	—	—	—
Active vessels	50	51	51	50	26
West Africa fleet:
PSV > 900	9	9	9	9	7
PSV < 900	19	19	19	19	18
AHTS > 16K	4	4	4	4	5
AHTS 8 - 16K	11	11	11	11	11
AHTS 4 - 8K	4	4	4	5	6
Other	20	21	21	24	23
Total	67	68	68	72	70
Stacked vessels	(1)	(1)	(1)	(3)	(5)
Active vessels	66	67	67	69	65
Worldwide fleet:
PSV > 900	69	69	69	68	42
PSV < 900	70	71	72	71	62
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	24	24	25	26	26
Other	22	23	23	26	25
Total	217	219	221	223	187
Stacked vessels	(1)	(2)	(2)	(4)	(6)
Active vessels	216	217	219	219	181

Total active	216	217	219	219	181
Total stacked	1	2	2	4	6
Total	217	219	221	223	187

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	960	1,001	1,104	1,095	910
PSV < 900	1,547	1,631	1,675	1,730	1,365
AHTS > 16K	182	182	184	184	182
AHTS 8 - 16K	182	182	184	184	182
AHTS 4 - 8K	182	182	184	184	182
Other	123	128	184	184	182
Total	3,176	3,306	3,515	3,561	3,003
Asia Pacific fleet:
PSV > 900	819	765	736	726	559
PSV < 900	455	455	454	358	182
AHTS > 16K	273	241	184	184	182
AHTS 8 - 16K	273	273	276	276	273
AHTS 4 - 8K	91	91	92	92	91
Other	59	54	—	—	—
Total	1,970	1,879	1,742	1,636	1,287
Middle East fleet:
PSV > 900	91	91	92	92	91
PSV < 900	1,820	1,820	1,840	1,840	1,820
AHTS > 16K	—	32	92	92	91
AHTS 8 - 16K	455	455	460	460	455
AHTS 4 - 8K	1,547	1,547	1,615	1,640	1,556
Total	3,913	3,945	4,099	4,124	4,013
Europe/Mediterranean fleet:
PSV > 900	3,590	3,603	3,588	3,492	1,638
PSV < 900	819	838	920	907	637
AHTS > 16K	182	182	184	184	139
Total	4,591	4,623	4,692	4,583	2,414
West Africa fleet:
PSV > 900	819	819	828	819	637
PSV < 900	1,729	1,729	1,735	1,744	1,638
AHTS > 16K	364	364	368	368	407
AHTS 8 - 16K	1,001	1,001	1,012	1,012	1,001
AHTS 4 - 8K	330	364	385	476	546
Other	1,820	1,875	1,899	2,184	2,099
Total	6,063	6,152	6,227	6,603	6,328
Worldwide fleet:
PSV > 900	6,279	6,279	6,348	6,224	3,835
PSV < 900	6,370	6,473	6,624	6,579	5,642
AHTS > 16K	1,001	1,001	1,012	1,012	1,001
AHTS 8 - 16K	1,911	1,911	1,932	1,932	1,911
AHTS 4 - 8K	2,150	2,184	2,276	2,392	2,375
Other	2,002	2,057	2,083	2,368	2,281
Total	19,713	19,905	20,275	20,507	17,045

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	—	84	92	92	91
Total	—	84	92	92	91
West Africa fleet:
AHTS 4 - 8K	57	91	109	184	182
Other	—	—	16	103	265
Total	57	91	125	287	447
Worldwide fleet:
PSV < 900	—	84	92	92	91
AHTS 4 - 8K	57	91	109	184	182
Other	—	—	16	103	265
Total	57	175	217	379	538

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	960	1,001	1,104	1,095	910
PSV < 900	1,547	1,547	1,583	1,638	1,274
AHTS > 16K	182	182	184	184	182
AHTS 8 - 16K	182	182	184	184	182
AHTS 4 - 8K	182	182	184	184	182
Other	123	128	184	184	182
Total	3,176	3,222	3,423	3,469	2,912
Asia Pacific fleet:
PSV > 900	819	765	736	726	559
PSV < 900	455	455	454	358	182
AHTS > 16K	273	241	184	184	182
AHTS 8 - 16K	273	273	276	276	273
AHTS 4 - 8K	91	91	92	92	91
Other	59	54	—	—	—
Total	1,970	1,879	1,742	1,636	1,287
Middle East fleet:
PSV > 900	91	91	92	92	91
PSV < 900	1,820	1,820	1,840	1,840	1,820
AHTS > 16K	—	32	92	92	91
AHTS 8 - 16K	455	455	460	460	455
AHTS 4 - 8K	1,547	1,547	1,615	1,640	1,556
Total	3,913	3,945	4,099	4,124	4,013
Europe/Mediterranean fleet:
PSV > 900	3,590	3,603	3,588	3,492	1,638
PSV < 900	819	838	920	907	637
AHTS > 16K	182	182	184	184	139
Total	4,591	4,623	4,692	4,583	2,414
West Africa fleet:
PSV > 900	819	819	828	819	637
PSV < 900	1,729	1,729	1,735	1,744	1,638
AHTS > 16K	364	364	368	368	407
AHTS 8 - 16K	1,001	1,001	1,012	1,012	1,001
AHTS 4 - 8K	273	273	276	292	364
Other	1,820	1,875	1,883	2,081	1,834
Total	6,006	6,061	6,102	6,316	5,881
Worldwide fleet:
PSV > 900	6,279	6,279	6,348	6,224	3,835
PSV < 900	6,370	6,389	6,532	6,487	5,551
AHTS > 16K	1,001	1,001	1,012	1,012	1,001
AHTS 8 - 16K	1,911	1,911	1,932	1,932	1,911
AHTS 4 - 8K	2,093	2,093	2,167	2,208	2,193
Other	2,002	2,057	2,067	2,265	2,016
Total	19,656	19,730	20,058	20,128	16,507

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	92.2%	87.9%	77.2%	84.5%	78.5%
PSV < 900	80.3	70.0	78.9	85.7	83.9
AHTS > 16K	99.1	33.4	59.0	54.7	50.0
AHTS 8 - 16K	58.6	80.2	74.0	65.4	100.0
AHTS 4 - 8K	14.2	59.7	93.7	97.8	93.7
Other	99.4	100.0	100.0	100.0	100.0
Total	80.7%	74.5%	78.9%	84.1%	82.8%
Asia Pacific fleet:
PSV > 900	87.6%	93.7%	93.4%	97.3%	71.1%
PSV < 900	96.3	86.3	92.3	99.0	100.0
AHTS > 16K	65.3	53.4	72.7	66.7	60.7
AHTS 8 - 16K	80.8	75.9	63.9	78.9	85.0
AHTS 4 - 8K	78.5	100.0	100.0	100.0	10.4
Other	77.9	76.8	—	—	—
Total	84.9%	84.0%	86.6%	91.3%	72.4%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	90.2%	100.0%
PSV < 900	88.0	95.3	88.6	82.8	81.6
AHTS > 16K	—	69.3	100.0	100.0	100.0
AHTS 8 - 16K	66.6	50.1	60.4	69.0	87.0
AHTS 4 - 8K	82.9	86.5	87.6	77.7	63.4
Total	83.8%	86.6%	85.6%	79.8%	76.0%
Europe/Mediterranean fleet:
PSV > 900	87.4%	88.9%	91.4%	90.8%	91.0%
PSV < 900	87.5	90.9	86.8	86.4	81.3
AHTS > 16K	46.4	34.1	53.2	63.3	43.4
Total	85.8%	87.1%	89.0%	88.8%	85.7%
West Africa fleet:
PSV > 900	78.4%	86.9%	64.9%	88.5%	83.1%
PSV < 900	79.2	82.6	95.4	85.1	91.1
AHTS > 16K	79.5	89.8	91.1	77.0	92.9
AHTS 8 - 16K	98.2	98.6	72.4	79.5	79.6
AHTS 4 - 8K	71.9	66.7	57.6	58.5	62.9
Other	49.5	55.9	56.9	50.0	49.4
Total	72.9%	77.1%	73.3%	70.7%	72.3%
Worldwide fleet:
PSV > 900	87.1%	89.2%	85.8%	90.1%	84.0%
PSV < 900	84.3	84.3	87.9	85.6	85.5
AHTS > 16K	73.2	60.0	75.8	70.7	73.0
AHTS 8 - 16K	84.4	82.0	68.5	75.6	84.1
AHTS 4 - 8K	75.2	81.6	83.5	76.3	63.5
Other	53.4	59.2	60.7	53.9	53.4
Total	80.5%	81.5%	81.5%	80.5%	76.9%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	92.2%	87.9%	77.2%	84.5%	78.5%
PSV < 900	80.3	73.8	83.4	90.5	89.9
AHTS > 16K	99.1	33.4	59.0	54.7	50.0
AHTS 8 - 16K	58.6	80.2	74.0	65.4	100.0
AHTS 4 - 8K	14.2	59.7	93.7	97.8	93.7
Other	99.4	100.0	100.0	100.0	100.0
Total	80.7%	76.5%	81.0%	86.3%	85.4%
Asia Pacific fleet:
PSV > 900	87.6%	93.7%	93.4%	97.3%	71.1%
PSV < 900	96.3	86.3	92.3	99.0	100.0
AHTS > 16K	65.3	53.4	72.7	66.7	60.7
AHTS 8 - 16K	80.8	75.9	63.9	78.9	85.0
AHTS 4 - 8K	78.5	100.0	100.0	100.0	10.4
Other	77.9	76.8	—	—	—
Total	84.9%	84.0%	86.6%	91.3%	72.4%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	90.2%	100.0%
PSV < 900	88.0	95.3	88.6	82.8	81.6
AHTS > 16K	—	69.3	100.0	100.0	100.0
AHTS 8 - 16K	66.6	50.1	60.4	69.0	87.0
AHTS 4 - 8K	82.9	86.5	87.6	77.7	63.4
Total	83.8%	86.6%	85.6%	79.8%	76.0%
Europe/Mediterranean fleet:
PSV > 900	87.4%	88.9%	91.4%	90.8%	91.0%
PSV < 900	87.5	90.9	86.8	86.4	81.3
AHTS > 16K	46.4	34.1	53.2	63.3	43.4
Total	85.8%	87.1%	89.0%	88.8%	85.7%
West Africa fleet:
PSV > 900	78.4%	86.9%	64.9%	88.5%	83.1%
PSV < 900	79.2	82.6	95.4	85.1	91.1
AHTS > 16K	79.5	89.8	91.1	77.0	92.9
AHTS 8 - 16K	98.2	98.6	72.4	79.5	79.6
AHTS 4 - 8K	86.9	88.9	80.4	95.4	94.3
Other	49.5	55.9	57.4	52.5	56.5
Total	73.6%	78.3%	74.8%	73.9%	77.8%
Worldwide fleet:
PSV > 900	87.1%	89.2%	85.8%	90.1%	84.0%
PSV < 900	84.3	85.4	89.2	86.8	86.9
AHTS > 16K	73.2	60.0	75.8	70.7	73.0
AHTS 8 - 16K	84.4	82.0	68.5	75.6	84.1
AHTS 4 - 8K	77.2	85.1	87.7	82.6	68.8
Other	53.4	59.2	61.2	56.4	60.4
Total	80.7%	82.3%	82.4%	82.1%	79.4%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$35,490	$34,015	$33,707	$31,648	$28,446
PSV < 900	22,542	21,499	21,306	19,479	16,702
AHTS > 16K	40,088	33,490	37,174	35,598	37,640
AHTS 8 - 16K	18,771	16,964	16,997	17,157	15,421
AHTS 4 - 8K	8,453	8,703	8,285	8,717	8,678
Other	30,266	30,423	18,427	26,857	17,658
Total	28,317	25,894	24,524	23,495	20,269
Asia Pacific fleet:
PSV > 900	30,070	32,387	28,351	28,525	24,276
PSV < 900	32,875	30,122	20,703	23,380	31,927
AHTS > 16K	43,808	35,411	28,120	26,649	18,690
AHTS 8 - 16K	35,678	21,757	26,680	24,275	21,561
AHTS 4 - 8K	17,758	17,315	17,404	17,197	946
Other	43,350	43,703	—	—	—
Total	32,848	30,101	25,378	25,867	24,250
Middle East fleet:
PSV > 900	14,936	14,996	14,972	13,112	13,304
PSV < 900	12,466	12,115	11,785	11,677	11,320
AHTS > 16K	—	12,968	12,801	13,004	13,378
AHTS 8 - 16K	10,440	10,515	11,140	10,771	10,804
AHTS 4 - 8K	9,404	9,609	9,334	8,787	8,460
Total	11,148	11,108	10,855	10,544	10,449
Europe/Mediterranean fleet:
PSV > 900	20,686	19,294	18,771	18,879	18,512
PSV < 900	18,543	18,557	19,227	17,926	17,756
AHTS > 16K	47,999	53,966	24,899	31,048	36,913
Total	20,950	19,763	19,061	19,105	18,990
West Africa fleet:
PSV > 900	31,231	30,557	28,797	24,220	21,815
PSV < 900	23,818	22,287	19,271	17,781	17,040
AHTS > 16K	27,861	24,611	20,869	25,192	24,154
AHTS 8 - 16K	18,784	16,536	15,302	14,804	12,382
AHTS 4 - 8K	11,915	9,766	9,583	9,858	10,178
Other	7,587	7,975	6,415	7,217	6,511
Total	20,093	18,687	16,356	15,772	14,469
Worldwide fleet:
PSV > 900	25,452	24,640	23,240	22,804	21,820
PSV < 900	20,170	18,932	17,734	16,949	15,837
AHTS > 16K	37,073	30,423	23,985	26,293	24,719
AHTS 8 - 16K	19,527	16,390	16,120	15,533	13,662
AHTS 4 - 8K	10,127	9,969	9,658	9,368	8,828
Other	11,968	11,797	8,397	10,281	8,441
Total	$21,130	$19,563	$18,066	$17,865	$16,042

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Americas
Vessel revenues	$73,142	$63,941	$68,425	$70,717	$50,376

Vessel operating costs:
Crew costs	23,318	24,062	24,045	26,848	18,033
Repair and maintenance	5,645	4,534	3,846	5,588	3,973
Insurance	463	494	526	476	479
Fuel, lube and supplies	2,994	4,522	3,241	4,386	2,549
Other	5,747	5,928	5,172	5,924	4,564
Total vessel operating costs	38,167	39,540	36,830	43,222	29,598

Vessel operating margin ($)	34,975	24,401	31,595	27,495	20,778
Vessel operating margin (%)	47.8%	38.2%	46.2%	38.9%	41.2%

Americas - Select operating statistics
Average vessels - Total fleet	35	36	38	38	33
Utilization - Total fleet	80.7%	74.5%	78.9%	84.1%	82.8%

Average vessels - Active fleet	35	35	37	37	32
Utilization - Active fleet	80.7%	76.5%	81.0%	86.3%	85.4%

Average day rates	$28,317	$25,894	$24,524	$23,495	$20,269

Vessels commencing drydocks	3	7	3	3	4

Deferred drydocking and survey costs - beginning balance	$31,698	$28,688	$29,684	$29,769	$27,832
Cash paid for deferred drydocking and survey costs	9,190	8,014	5,025	4,658	5,867
Amortization of deferred drydocking and survey costs	(5,704)	(5,004)	(5,353)	(3,727)	(2,626)
Disposals, intersegment transfers and other	1,919	—	(668)	(1,016)	(1,304)
Deferred drydocking and survey costs - ending balance	$37,103	$31,698	$28,688	$29,684	$29,769

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Asia Pacific
Vessel revenues	$55,221	$47,781	$38,632	$38,994	$22,585

Vessel operating costs:
Crew costs	23,023	19,306	15,177	12,390	7,062
Repair and maintenance	3,092	2,769	2,977	2,969	1,517
Insurance	278	273	269	183	219
Fuel, lube and supplies	2,335	1,937	1,191	909	1,521
Other	2,968	2,491	2,045	2,380	1,648
Total vessel operating costs	31,696	26,776	21,659	18,831	11,967

Vessel operating margin ($)	23,525	21,005	16,973	20,163	10,618
Vessel operating margin (%)	42.6%	44.0%	43.9%	51.7%	47.0%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	22	21	19	18	14
Utilization - Total fleet	84.9%	84.0%	86.6%	91.3%	72.4%

Average vessels - Active fleet	22	21	19	18	14
Utilization - Active fleet	84.9%	84.0%	86.6%	91.3%	72.4%

Average day rates	$32,848	$30,101	$25,378	$25,867	$24,250

Vessels commencing drydocks	2	3	—	—	—

Deferred drydocking and survey costs - beginning balance	$8,376	$3,769	$3,595	$2,128	$2,525
Cash paid for deferred drydocking and survey costs	1,602	4,734	(18)	84	(4)
Amortization of deferred drydocking and survey costs	(1,234)	(844)	(720)	(637)	(393)
Disposals, intersegment transfers and other	—	717	912	2,020	—
Deferred drydocking and survey costs - ending balance	$8,744	$8,376	$3,769	$3,595	$2,128

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Middle East
Vessel revenues	$36,536	$37,932	$38,072	$34,685	$31,856

Vessel operating costs:
Crew costs	13,540	13,270	13,716	13,914	13,170
Repair and maintenance	4,300	4,508	4,105	4,828	3,779
Insurance	464	420	501	385	465
Fuel, lube and supplies	2,274	2,304	2,610	3,142	3,470
Other	7,138	6,006	4,906	4,796	3,756
Total vessel operating costs	27,716	26,508	25,838	27,065	24,640

Vessel operating margin ($)	8,820	11,424	12,234	7,620	7,216
Vessel operating margin (%)	24.1%	30.1%	32.1%	22.0%	22.7%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	45	45	44
Utilization - Total fleet	83.8%	86.6%	85.6%	79.8%	76.0%

Average vessels - Active fleet	43	43	45	45	44
Utilization - Active fleet	83.8%	86.6%	85.6%	79.8%	76.0%

Average day rates	$11,148	$11,108	$10,855	$10,544	$10,449

Vessels commencing drydocks	3	11	3	4	7

Deferred drydocking and survey costs - beginning balance	$23,690	$19,331	$21,153	$22,717	$20,677
Cash paid for deferred drydocking and survey costs	2,737	7,520	1,360	3,234	4,262
Amortization of deferred drydocking and survey costs	(3,338)	(3,161)	(3,182)	(2,776)	(3,778)
Disposals, intersegment transfers and other	—	—	—	(2,022)	1,556
Deferred drydocking and survey costs - ending balance	$23,089	$23,690	$19,331	$21,153	$22,717

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Europe/Mediterranean
Vessel revenues	$83,266	$80,381	$80,743	$78,929	$39,295

Vessel operating costs:
Crew costs	27,085	26,282	25,848	26,632	13,406
Repair and maintenance	7,058	5,493	6,081	5,342	2,900
Insurance	761	756	791	689	354
Fuel, lube and supplies	3,461	4,094	3,717	4,033	2,363
Other	4,351	4,359	3,719	5,376	2,292
Total vessel operating costs	42,716	40,984	40,156	42,072	21,315

Vessel operating margin ($)	40,550	39,397	40,587	36,857	17,980
Vessel operating margin (%)	48.7%	49.0%	50.3%	46.7%	45.8%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	51	51	50	26
Utilization - Total fleet	85.8%	87.1%	89.0%	88.8%	85.7%

Average vessels - Active fleet	50	51	51	50	26
Utilization - Active fleet	85.8%	87.1%	89.0%	88.8%	85.7%

Average day rates	$20,950	$19,763	$19,061	$19,105	$18,990

Vessels commencing drydocks	8	16	5	5	4

Deferred drydocking and survey costs - beginning balance	$27,260	$21,078	$16,256	$11,705	$11,363
Cash paid for deferred drydocking and survey costs	11,584	10,876	7,580	6,733	2,217
Amortization of deferred drydocking and survey costs	(4,065)	(3,359)	(2,758)	(3,201)	(1,875)
Disposals, intersegment transfers and other	—	(1,335)	—	1,019	—
Deferred drydocking and survey costs - ending balance	$34,779	$27,260	$21,078	$16,256	$11,705

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

West Africa
Vessel revenues	$88,838	$88,651	$74,643	$73,650	$66,211

Vessel operating costs:
Crew costs	19,265	19,432	18,751	17,502	16,336
Repair and maintenance	4,648	4,044	4,626	4,868	4,665
Insurance	659	637	678	626	651
Fuel, lube and supplies	4,498	4,461	4,506	5,300	4,055
Other	7,148	5,174	5,509	4,753	5,037
Total vessel operating costs	36,218	33,748	34,070	33,049	30,744

Vessel operating margin ($)	52,620	54,903	40,573	40,601	35,467
Vessel operating margin (%)	59.2%	61.9%	54.4%	55.1%	53.6%

West Africa - Select operating statistics
Average vessels - Total fleet	67	68	68	72	70
Utilization - Total fleet	72.9%	77.1%	73.3%	70.7%	72.3%

Average vessels - Active fleet	66	67	67	69	65
Utilization - Active fleet	73.6%	78.3%	74.8%	73.9%	77.8%

Average day rates	$20,093	$18,687	$16,356	$15,772	$14,469

Vessels commencing drydocks	4	7	7	7	4

Deferred drydocking and survey costs - beginning balance	$37,615	$33,832	$28,527	$26,162	$20,390
Cash paid for deferred drydocking and survey costs	14,970	8,874	10,121	5,909	9,024
Amortization of deferred drydocking and survey costs	(5,724)	(5,091)	(4,367)	(3,544)	(3,000)
Disposals, intersegment transfers and other	(1,919)	—	(449)	—	(252)
Deferred drydocking and survey costs - ending balance	$44,942	$37,615	$33,832	$28,527	$26,162

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Worldwide
Vessel revenues	$337,003	$318,686	$300,515	$296,975	$210,323

Vessel operating costs:
Crew costs	106,231	102,352	97,537	97,286	68,007
Repair and maintenance	24,743	21,348	21,635	23,595	16,834
Insurance	2,625	2,580	2,765	2,359	2,168
Fuel, lube and supplies	15,562	17,318	15,265	17,770	13,958
Other	27,352	23,958	21,351	23,229	17,297
Total vessel operating costs	176,513	167,556	158,553	164,239	118,264

Vessel operating margin ($)	160,490	151,130	141,962	132,736	92,059
Vessel operating margin (%)	47.6%	47.4%	47.2%	44.7%	43.8%

Worldwide - Select operating statistics
Average vessels - Total fleet	217	219	221	223	187
Utilization - Total fleet	80.5%	81.5%	81.5%	80.5%	76.9%

Average vessels - Active fleet	216	217	219	219	181
Utilization - Active fleet	80.7%	82.3%	82.4%	82.1%	79.4%

Average day rates	$21,130	$19,563	$18,066	$17,865	$16,042

Vessels commencing drydocks	20	44	18	19	19

Deferred drydocking and survey costs - beginning balance	$128,639	$106,698	$99,215	$92,481	$82,787
Cash paid for deferred drydocking and survey costs	40,083	40,018	24,068	20,618	21,366
Amortization of deferred drydocking and survey costs	(20,065)	(17,459)	(16,380)	(13,885)	(11,672)
Disposals, intersegment transfers and other	—	(618)	(205)	1	—
Deferred drydocking and survey costs - ending balance	$148,657	$128,639	$106,698	$99,215	$92,481

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Net income	$49,917	$46,745	$37,328	$25,549	$21,928

Interest and other debt costs	19,127	19,476	20,263	19,288	4,731
Income tax expense	7,887	13,070	10,793	9,260	11,284
Depreciation	39,380	38,811	42,788	43,845	21,096
Amortization of deferred drydock and survey costs	20,065	17,459	16,379	13,885	11,672
Amortization of below market contracts	(1,650)	(1,206)	(1,894)	(1,906)	—
EBITDA (A), (B), (C)	134,726	134,355	125,657	109,921	70,711

Non-cash indemnification assets credit (charge)	1,556	1,122	(70)	1,184	—
Non-cash stock compensation expense	3,460	2,766	3,508	2,496	2,648
Acquisition, restructuring and integration related costs	—	709	2,177	6,079	1,242
Adjusted EBITDA (A), (B), (C)	$139,742	$138,952	$131,272	$119,680	$74,601

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended June 30, 2024, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,460, $2,766, $3,508, $2,496 and $2,648 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2024, and for each of the prior four quarters includes foreign exchange gain (losses) of $(2,376), $(4,085), $2,250, $(2,149) and $(3,819) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, non-cash indemnification asset charge, non-cash stock-based compensation expense and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023

Net cash provided by operating activities (A)	$78,645	$54,765	$47,231	$34,939	$9,741

Cash interest expense	14,925	15,621	18,186	606	7,748
Interest income and other	(1,175)	(1,483)	(3,029)	(568)	(2,790)
Indemnification assets credit (charge)	(1,556)	(1,122)	70	(1,184)	—
Additions to property and equipment	(6,392)	(10,942)	(8,386)	(5,702)	(8,849)
Acquisitions	—	—	—	(594,191)	—
Expansion capital	66	71	1,034	594,252	2,493
	84,513	56,910	55,106	28,152	8,343

Proceeds from asset sales	3,056	12,463	5,902	945	2,943

Free cash flow	$87,569	$69,373	$61,008	$29,097	$11,286

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$7,818	$(640)	$(24,083)	$(29,286)	$(23,447)
Cash paid for deferred drydock and survey costs	(40,083)	(40,018)	(24,069)	(20,618)	(21,366)
Total uses of cash for changes in assets and liabilities	$(32,265)	$(40,658)	$(48,152)	$(49,904)	$(44,813)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.